Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[*]” to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) is the type that the registrant treats as private or confidential. GUARANTEE AND COLLATERAL AGREEMENT dated as of April 3, 2023 among GLOBALSTAR, INC., as Grantor the other Grantors and the Guarantors from time to time party hereto, and [*], as Secured Party

Table of Contents Page i WEIL:\99043434\10\15096.0357 ARTICLE I DEFINITIONS ...........................................................................................................1 Section 1.01. Prepayment Agreements .........................................................................1 Section 1.02. Other Defined Terms...............................................................................1 Section 1.03. Terms Generally ....................................................................................11 ARTICLE II GUARANTEE.........................................................................................................12 Section 2.01. Guarantee ..............................................................................................12 Section 2.02. Guarantee of Payment ...........................................................................12 Section 2.03. No Limitations, Etc ...............................................................................12 Section 2.04. Reinstatement ........................................................................................15 Section 2.05. Agreement To Pay; Subrogation ...........................................................15 Section 2.06. Information ............................................................................................16 ARTICLE III PLEDGE ................................................................................................................16 Section 3.01. Pledge ....................................................................................................16 Section 3.02. Perfection of the Pledged Collateral .....................................................16 Section 3.03. Representations, Warranties and Covenants .........................................17 Section 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests ................................................................19 Section 3.05. Registration in Nominee Name; Denominations ..................................19 Section 3.06. Voting Rights; Dividends and Interest, Etc...........................................19 ARTICLE IV SECURITY INTERESTS; COVENANTS ...........................................................21 Section 4.01. Security Interest ....................................................................................21 Section 4.02. Representations and Warranties ............................................................23 Section 4.03. Covenants ..............................................................................................24 Section 4.04. Other Actions ........................................................................................26 Section 4.05. Perfection or Other Action Cost vs. Benefit Determination .................28 Section 4.06. Covenants Regarding Patent, Trademark and Copyright Collateral ...............................................................................................28 ARTICLE V REMEDIES .............................................................................................................30 Section 5.01. Remedies Upon Trigger Event ..............................................................30 Section 5.02. Application of Proceeds ........................................................................32 Section 5.03. Grant of License to Use Intellectual Property .......................................33 Section 5.04. Securities Act, Etc .................................................................................33 ARTICLE VI INDEMNITY, SUBROGATION AND SUBORDINATION...............................34 Section 6.01. Indemnity and Subrogation ...................................................................34 Section 6.02. Contribution and Subrogation ...............................................................34 Section 6.03. Subordination ........................................................................................35 ARTICLE VII MISCELLANEOUS .............................................................................................35 Section 7.01. (a) Notices .............................................................................................35

Table of Contents
(Continued)

		Page
Section 7.02.	Security Interest Absolute; California Waivers	37
Section 7.03.	Survival of Agreement	38
Section 7.04.	Limitation by Law	38
Section 7.05.	Binding Effect; Several Agreement	38
Section 7.06.	Successors and Assigns	38
Section 7.07.	(a) Secured Party's Fees and Expenses; Indemnification	39
Section 7.08.	Secured Party Appointed Attorney-in-Fact	40
Section 7.09.	Applicable Law	40
Section 7.10.	Waivers; Amendment	41
Section 7.11.	WAIVER OF JURY TRIAL	41
Section 7.12.	Severability	41
Section 7.13.	Counterparts	42
Section 7.14.	Headings	42
Section 7.15.	Jurisdiction; Consent to Service of Process	42
Section 7.16.	Termination or Release	43
Section 7.17.	Further Assurances	43
Section 7.18.	Additional Subsidiaries	44
Section 7.19.	General Representations and Warranties	44
Section 7.20.	Insurance	45
Section 7.21.	Access to Properties and Inspections	47
Section 7.22.	Post-Closing Obligations	47

Schedules

Schedule I	Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims
Schedule V	Existing Liens
Schedule VI	Inventory and Equipment
Schedule VII	Deposit Accounts, Securities Accounts; Commodity Accounts
Schedule VIII	Post-Closing Schedule

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate
Exhibit C	Form of Copyright Security Agreement
Exhibit D	Form of Patent Security Agreement
Exhibit E	Form of Trademark Security Agreement

ii

GUARANTEE AND COLLATERAL AGREEMENT This GUARANTEE AND COLLATERAL AGREEMENT dated as of April 3, 2023 (this “Agreement”), is entered into by and among Globalstar, Inc., a Delaware corporation (“Globalstar”), as a Grantor (as defined), the other Grantors and Guarantors (as defined) from time to time party hereto, and [*] (the “Secured Party”). PRELIMINARY STATEMENT Reference is made to (a) that certain Prepayment Agreement, entered into as of February 25, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2023 Prepayment Agreement”), by and between Globalstar and the Secured Party and (b) that certain Amended and Restated Prepayment Agreement, dated May 10, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2021 Prepayment Agreement” and, together with the 2023 Prepayment Agreement, the “Prepayment Agreements” and each, a “Prepayment Agreement”), between Globalstar and the Secured Party. Pursuant to the Prepayment Agreements, the Secured Party has made and has agreed to make certain prepayments to Globalstar in the amounts specified therein (the “Prepayments”), as payment in advance for the purchase of certain services by the Secured Party or its affiliates pursuant to the Supply Agreements (as defined). The obligation of the Secured Party to make the Prepayment under the 2023 Prepayment Agreement is conditioned upon, among other things, the execution and delivery of this Agreement by Globalstar and each other Grantor. Each Grantor (other than Globalstar) is an affiliate of Globalstar and is willing to execute and deliver this Agreement in order to induce the Secured Party to make the Prepayment (as defined). Accordingly, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01. Prepayment Agreements. Unless otherwise defined herein or in the Prepayment Agreements, capitalized terms used herein that are defined in the New York UCC shall have the meanings assigned to them in the New York UCC; provided that to the extent that the New York UCC is used to define any capitalized terms used herein and if such term is defined differently in different Articles of the New York UCC, the definition of such term contained in Article 9 of the New York UCC shall govern. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings assigned to them in the 2023 Prepayment Agreement. Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “2021 Prepayment Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

2 “2023 Prepayment Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement. “Agreement shall have the meaning assigned to such term in the preamble to this Agreement. “ANFR” means the Agence Nationale des Fréquences. “Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01. “Bankruptcy Code” shall have the meaning in the definition of “Bankruptcy Law.” “Bankruptcy Law” shall mean the United States Bankruptcy Code, in effect from time to time (the “Bankruptcy Code”), or any other foreign, federal or state bankruptcy, insolvency, receivership or similar law. “Business Day” is a day other than a Saturday, Sunday or day on which banks in San Francisco, California or New Orleans, Louisiana are authorized or required to be closed for business. “Certificated Pledged Stock” shall have the meaning assigned to such term in Section 3.02. “Claiming Guarantor” shall have the meaning assigned to such term in Section 6.02. “Collateral” shall mean the Article 9 Collateral and the Pledged Collateral. “Collateral Documents” shall mean this Agreement, the Intellectual Property Agreements, and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 7.17 and utilized to pledge or grant a Security Interest or other Lien on any asset as collateral for the Secured Obligations. “Communications Licenses” means the licenses, permits, authorizations or certificates to construct, own, operate or promote the telecommunications business of Globalstar and its Subsidiaries (including, without limitation, the launch and operation of Satellites) as granted, or to be granted, by the FCC or the ANFR (or any other Governmental Authority with equivalent regulatory authority), and all extensions, additions and renewals thereto or thereof. “Contributing Guarantor” shall have the meaning assigned to such term in Section 6.02. “Control Agreement” shall mean an agreement, in form and substance reasonably satisfactory to the Secured Party and executed by the Secured Party, the relevant Grantor (and its nominee if applicable), and the financial institution, Securities Intermediary or Commodity Intermediary, as the case may be, at which a Deposit Account, Securities Account or Commodity Account, as the case may be, is maintained, pursuant to which such financial institution, Securities Intermediary or Commodity Intermediary, as the case may be, confirms and acknowledges the Secured Party’s security interest in such account, and agrees that the financial institution,

3 Securities Intermediary or Commodity Intermediary, as the case may be, will comply with instructions or Entitlement Orders, as applicable, originated by the Secured Party as to disposition of funds, securities or other Investment Property, as applicable, in such account, or to apply any value distributed on account of any commodity contract as directed by the Secured Party to such Commodity Intermediary, as the case may be, in each case during the existence of a Trigger Event, without further consent of any Grantor (or any Grantor’s nominee, if applicable). “Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement. “Copyrights” shall mean any United States or foreign copyright now or hereafter owned by any Grantor, including any registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Grantor, including those listed on Schedule III. “Domestic Subsidiary” means a Subsidiary that is organized under the laws of a state of the United States or under the laws of the District of Columbia. “Equity Interests” means any and all shares, interests, participations, preferred equity certificates, convertible preferred equity certificates or other equivalents (however designated) of equity interests of a corporation, any and all equivalent ownership interests in a Person, including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any indebtedness convertible into or exchangeable for any of the foregoing. “Excluded Assets” shall mean (a) any license or authorization issued by the FCC or issued by an equivalent regulatory authority in another country, to the extent that the granting of a security interest therein is specifically prohibited under applicable law, and (b) any intent-to-use trademark application, solely during the period in which the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the abandonment or cancellation of the applicable Grantor’s right, title or interest in, such intent-to-use trademark application or any Trademark issued as a result of such use trademark application under applicable federal law, after which period such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral; provided that notwithstanding any of the foregoing, Excluded Assets shall not include any Proceeds of any of the foregoing assets except to the extent such Proceeds independently constitute Excluded Assets of the type described in the foregoing clauses (a) and (b). “Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04. “FCC” shall mean the United States Federal Communications Commission. “Globalstar” shall have the meaning assigned to such term in the preamble to this Agreement.

4 “Globalstar Obligations” means (a) all unsatisfied prepayment amounts, all accrued and unpaid fees and all expenses (including fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of Globalstar to the Secured Party or any [*] Affiliate (as defined in the 2023 Prepayment Agreement), in each case, arising under any of the Transaction Documents, and (b) all claims of the Secured Party arising from any failure of Globalstar to provide the Step-In Rights, in the case of each of (a) and (b), whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising. “Grantors” shall mean (a) Globalstar, (b) each Subsidiary of Globalstar identified on Schedule I hereto, and (c) each other Person that becomes a party to this Agreement after the date hereof. “Guaranteed Obligations” shall have the meaning assigned to such term in Section 2.01. “Guarantor Obligations” means all unpaid amounts, all accrued and unpaid fees and all expenses (including fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of the Guarantors to the Secured Party, in each case, arising under the Transaction Documents (including the guarantee obligations of the Guarantors arising under Article II of this Agreement), whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising. “Guarantors” shall mean all Grantors other than Globalstar, including (a) each Subsidiary of Globalstar identified on Schedule I hereto and (b) each other Subsidiary that becomes a party to this Agreement after the date hereof. “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether associated with the U.S., a foreign government or any political subdivision thereof, including any applicable supranational body (such as the European Union or the European Central Bank). “Indebtedness” means any Person at any date, means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds (excluding surety bonds), debentures or other similar instruments (other than an operating lease, synthetic lease or similar arrangement), (d) all indebtedness created or arising under any conditional sale or other title retention agreement (other than an operating lease) with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person in respect of capital leases; (f) all obligations of such Person, contingent or otherwise, as an account party under acceptances, surety bonds or similar

5 arrangements (other than obligations arising out of endorsements of instruments for deposit or collection in the ordinary course of business), (g) all obligations of such Person in respect of letters of credit and surety bonds, (h) all guarantee obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) without limitation of the foregoing, all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. “Indemnitee” shall have the meaning assigned to such term in Section 7.07. “Indenture” shall mean that certain Indenture, dated as of March 31, 2023, among Globalstar, the guarantors party thereto and Wilmington Trust, National Association, Trustee, as trustee. “Intellectual Property” shall mean all present and future intellectual property and all rights therein or associated therewith, however arising, in any jurisdiction worldwide, including (a) trade secrets, know-how, discoveries, business and technical and other information, know-how, methodologies, strategies, processes, databases, data collections and other confidential and/or proprietary information, including methods, techniques, ideas, research and development, specifications, layouts, designs, formulae, algorithms, compositions, industrial and other models, designs, industrial designs, architectures, plans, diagrams, flow charts, proposals, protocols, technical and other data, financial, business and marketing plans and proposals, customer and supplier lists, and price and cost information, (b) trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans, social media handles and other source and/or business identifiers (and all translations, adaptations, derivations and combinations of the foregoing), and the goodwill of the business relating thereto and all registrations or applications for registrations therefor, (c) works of authorship (whether or not copyrightable), moral rights (and other similar rights), copyrights and copyright registrations and copyright registration applications and all tangible and intangible property embodied therein, (d) inventions (whether or not patentable, and whether or not reduced to practice) and improvements thereto, (e) issued patents (including all reissuances, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions and counterparts thereof), patent applications, patent disclosures, and any other patent or other similar rights; industrial design applications and registered industrial designs, (f) books, records, and writings, (g) web pages, websites and related content, and URLs, (h) software programs in all forms of expression, including computer programs, operating systems, applications, routines, interfaces, algorithms, firmware, tools, applets, and all other computer instructions, code, and languages, whether in source code, object code, assembly language, compiler language, or machine code, including all error corrections, updates, upgrades, enhancements, translations, modifications, adaptations, and derivative works thereof, and other changes or functionality additions thereto, and any and all electronic data and electronic collections of data, and all documentation (including technical specifications and summaries, functional specifications, schematics, user or designer manuals or guides, training materials, designs and design documents, flow charts, logic diagrams, and white papers) related to any of the foregoing; all copies and physical manifestations, embodiments or incorporations of any of the foregoing (in whatever form or medium), (i) all license agreements related to any of the foregoing and income therefrom, and

6 (j) all other intellectual property and rights therein, including the right to sue and recover monetary damages for all past, present and future infringements of any of the foregoing and all other common law and other rights throughout the world in and to all of the foregoing. “Intellectual Property Agreements” shall mean the agreements executed pursuant to this Agreement, in a form and substance set forth in Exhibits C, D, and E. “Key Terms Agreement” shall mean that certain Key Terms Agreement, dated as of October 21, 2019, by and between Globalstar and the Secured Party. “Launch” means, with respect to any Satellite, the point in time before lift-off of such Satellite at which risk of loss of such Satellite passes to the applicable Satellite purchaser under the terms of the applicable Satellite purchase agreement, unless risk of loss thereunder is to pass to such Satellite purchaser after lift-off, in which case “Launch” shall mean the intentional ignition of the first stage engines of the launch vehicle that has been integrated with such Satellite. “Launch Insurance” means, with respect to any Satellite, insurance for risks of loss of and damage to such Satellite attaching not later than the time of Launch and continuing at least until the successful or unsuccessful attempt to achieve physical separation of such Satellite from the launch vehicle that had been integrated with such Satellite. “License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III; provided that only Licenses in excess of $150,000 over the life of the License shall be listed on Schedule III. “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, hypothecation, lien, pledge, security encumbrance, charge, transfer and/or assignment for security purposes or security interest in or on such asset or (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease be deemed to be a Lien. “Mortgages” shall mean the mortgages, hypothecs, deeds of trust, assignments of leases and rents, modifications and other security documents delivered with respect to the parcels of real property and improvements thereto delivered pursuant to Section 7.17 of this Agreement, in each case, securing the Secured Obligations, each reasonably acceptable in form and substance to the Security Party and the applicable Grantor. “Motor Vehicles” shall mean all cars, railcars, aircraft, aircraft engines, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title under the laws of any state, all tires and all other appurtenances to any of the foregoing. “New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York. “Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter

7 owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement. “Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit D hereto. “Patents” shall mean any patent in or to which any Grantor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Grantor, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein. “Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the applicable Grantor. “Permits” shall mean all licenses, permits, rights, orders, variances, franchises, or authorizations of or from any Governmental Authority. “Permitted Liens” shall mean: (a) Liens in favor of the Secured Party created pursuant to the Collateral Documents; (b) Liens not otherwise permitted hereunder and in existence on the date of this Agreement and described in Schedule V; (c) Liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; (d) the claims of material men, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of trading: (i) which are not overdue for a period of more than ninety (90) days; or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; (e) Liens consisting of deposits or pledges made in the ordinary course of trading in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar legislation;

8 (f) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or materially impair the use thereof in the ordinary conduct of any Grantor’s business; (g) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business consistent with past practice; (h) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; rights of banks to set-off deposits against debts owed to such banks; (i) contractual rights of set-off relating to depository relationships in favor of the bank at which the relevant deposit account is maintained with respect to cash management and operating account relationships, incurred in the ordinary course of business; (j) Liens on insurance policies and proceeds thereof securing insurance premium financing on customary terms incurred in the ordinary course of business; (k) Leases, subleases, licenses and sublicenses of real property and non-exclusive licenses and non-exclusive sublicenses of Intellectual Property, granted to other Persons in the ordinary course of business and not for financing purposes, which, in each case, do not materially interfere with the conduct of any Grantor’s business; (l) (x) Liens with respect to obligations under capital leases that do not encumber assets other than the assets leased under such capital lease and (y) purchase money security interests in inventory and equipment; provided that (i) the security interests created pursuant to the foregoing sub-clauses (x) and (y) secure obligations not exceeding $2,000,000 in the aggregate at any one time outstanding and (ii) in the case of the foregoing clause (y), (A) such security interests are incurred, and the obligations secured thereby are created, within 120 days of the acquisition of the asset encumbered by such security interest, (B) the obligations secured thereby do not exceed 100% of the cost of the relevant asset at the time of such acquisition plus unpaid accrued interest and premium thereon and (C) such security interests do not apply to any other assets of any Grantor or any Subsidiary; (m) Requirements imposed by the FCC and other Governmental Authorities regarding any Communications License held by any Grantor and compliance with any such requirements regarding the transfer of Equity Interests of a Grantor that holds a Communications License; (n) Liens not otherwise permitted under this Agreement securing obligations not at any time exceeding in aggregate $5,000,000; and (o) Liens otherwise approved in writing by the Secured Party.

9 “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or any other entity. “Pledged Collateral” shall have the meaning assigned to such term in Section 3.01. “Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01. “Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral. “Pledged Stock” shall have the meaning assigned to such term in Section 3.01. “Prepayment Agreements” shall have the meaning assigned to such term in the preliminary statement to this Agreement. “Prepayments” shall have the meaning assigned to such term in the preliminary statement to this Agreement. “Proceeds” shall mean proceeds as defined in Article 9 of the of the New York UCC and, in any event, shall also include (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral. “Related Parties” shall mean, with respect to any specified Person, such Person’s affiliates and the respective directors, trustees, officers, employees, agents, attorneys, representatives and advisors. “Responsible Officer” of any Person shall mean any executive officer (including, without limitation, the president, any vice president, secretary and assistant secretary), director or financial officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement. “Satellite” means any satellite owned by, leased to or for which a contract to purchase has been entered into by, any Grantor, whether such satellite is in the process of manufacture, has been delivered for launch or is in orbit (whether or not in operational service). “Secured Obligations” shall mean (a) in the case of Globalstar, the Globalstar Obligations and (b) in the case of any Guarantor, its Guarantor Obligations. “Secured Party” shall have the meaning assigned to such term in the preamble to this Agreement. “Security Interest” shall have the meaning assigned to such term in Section 4.01.

10 “Specified Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.02. “Step-In Rights” shall have the meaning assigned to such term in the Key Terms Agreement. “Subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, exempted limited partnership, limited liability company, exempted company, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of Globalstar. “Supplement” shall have the meaning assigned to such term in Section 7.18. “Supply Agreements” shall mean the Key Terms Agreement all other SOWs (as defined in the Key Term Agreement) thereunder, and all other written agreements thereunder, including all amendments and addenda. “Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement. “Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit E hereto. “Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, internet domain names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing), indicia and other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any political subdivision thereof or any foreign equivalent office, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill. “Transaction Collateral” means the real, personal, and mixed (real and personal) property of the Grantors in which Liens are granted pursuant to the Collateral Documents, including the Collateral and all other “Collateral” (as defined therein), and all parcels of owned real property

11 and improvements thereto with respect to which a Mortgage is granted (for the avoidance of doubt, in each case, excluding any Excluded Assets). “Transaction Documents” means (a) the Prepayment Agreements, (b) all provisions of the Key Terms Agreement relating to the Secured Party’s claims arising from any failure of Globalstar to provide the Step-In Rights, (c) this Agreement and (d) the other Collateral Documents. “Trigger Event” shall have the meaning assigned to such term in the 2023 Prepayment Agreement. “Uncertificated Pledged Stock” shall have the meaning assigned to such term in Section 3.02(d). Section 1.03. Terms Generally. With reference to this Agreement, unless otherwise specified herein: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. (b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. (c) The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” (d) The word “will” shall be construed to have the same meaning and effect as the word “shall.” (e) The word “or” shall not be exclusive. (f) Any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein). (g) Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. (h) This Agreement is supplemental to, and does not, and is not intended to, modify or supersede the terms of the Prepayment Agreements and the Supply Agreements. In the event of a conflict between the terms of this Agreement on the one hand, and any Prepayment Agreement or Supply Agreement, on the other hand, the terms of such Prepayment Agreement or Supply Agreement, as applicable, shall govern and control. Nothing in this Agreement shall prevent the Secured Party from exercising its rights and remedies under the Prepayment Agreements and the Supply Agreements to the fullest extent permitted by applicable law.

12 ARTICLE II GUARANTEE Section 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, not as a primary obligor but instead as a surety, the due and punctual payment and performance of (a) the Globalstar Obligations and (b) the Guarantor Obligations (collectively, the “Guaranteed Obligations”), whether during the Recoupment Period, at stated maturity or when otherwise due under the applicable Transaction Documents, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to Globalstar or any other Guarantor of any Guaranteed Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. Notwithstanding anything contained herein to the contrary, the obligations of each Guarantor hereunder at any time shall be limited to the maximum amount as will result in such obligations of such Guarantor under this Agreement not constituting a fraudulent transfer or conveyance for purposes of any Bankruptcy Law to the extent applicable to this Agreement and the obligations of such Guarantor hereunder. Section 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Secured Party to any security held for the payment of the Guaranteed Obligations or to credit on the books of the Secured Party in favor of Globalstar or any other Person. Section 2.03. No Limitations, Etc. Except for the termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.16, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in immediately available funds or other satisfaction in accordance with the terms of the applicable Prepayment Agreement and the Supply Agreements, as applicable, of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be discharged, terminated, reduced, impaired or otherwise affected by, whether such Guarantor shall have had notice or knowledge of any of them, (i) the failure or omission of the Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Transaction Document or applicable law, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Transaction Document, including with respect to any other Guarantor under this Agreement or any other Transaction Document, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Secured Party for the Guaranteed Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, (v) the existence of

13 any dispute between Globalstar and the Secured Party with respect to the existence of any Trigger Event, (vi) any defenses, set offs or counterclaims which Globalstar may allege or assert against the Secured Party in respect of the Globalstar Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury or (vii) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in immediately available funds or other satisfaction in accordance with the terms of the applicable Prepayment Agreement and the Supply Agreements, as applicable, of all the Guaranteed Obligations (other than contingent indemnity claims unrelated to the Step-In Rights and unasserted expense reimbursement obligations)). Each Guarantor expressly authorizes the Secured Party to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), and during the continuance of a Trigger Event, in accordance with the Transaction Documents and applicable law, to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other Guarantors, guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. (a) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of Globalstar or any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Globalstar or any other Guarantor, other than a defense (i) of the payment in full in immediately available funds or other satisfaction in accordance with the terms of the applicable Prepayment Agreement and the Supply Agreements, as applicable, of all the Guaranteed Obligations or (ii) that no Guaranteed Obligations are yet due and payable. The Secured Party may, at its election, upon the occurrence and during the continuance of a Trigger Event, in accordance with the Transaction Documents and applicable law, foreclose on any security held by the Secured Party by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with Globalstar or any Guarantor or exercise any other right or remedy available to it against Globalstar or any Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in immediately available funds or satisfied in accordance with the terms of the applicable Prepayment Agreements and the Supply Agreements, as applicable. To the fullest extent permitted by applicable law, each Guarantor waives for the benefit of the Secured Party: (i) any right to require the Secured Party, as a condition of payment or performance by such Guarantor, to (A) proceed against Globalstar, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (B) proceed against or exhaust any security held from Globalstar, any such other guarantor, or any other Person, (C) proceed against or have resort to any balance of any Deposit Account or credit on the books of the Secured Party in favor of Globalstar, any such other guarantor or any other Person, or (D) pursue any other remedy in the power of the Secured Party whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Globalstar or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Globalstar or any other Guarantor from any cause other than the payment in full in immediately available funds or other satisfaction in accordance with

14 the terms of the applicable Prepayment Agreement and the Supply Agreements, as applicable, of the Guaranteed Obligations (other than contingent indemnity claims unrelated to the Step-In Rights and unasserted expense reimbursement obligations); (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon the Secured Party’s errors or omissions in the administration of the Guaranteed Obligations; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (B) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (C) any rights to set offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that the Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any advance, prepayment or other extension of credit to Globalstar and notices of any of the matters referred to in this Section 2.03 and any right to consent to any thereof; and (vii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof. (b) Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than the payment in full in immediately available funds or other satisfaction in accordance with the terms of the applicable Prepayment Agreement and the Supply Agreements, as applicable, of the Guaranteed Obligations (other than contingent indemnity claims unrelated to the Step-In Rights and unasserted expense reimbursement obligations). In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows: (i) Each Guarantor agrees the obligations of each Guarantor hereunder are independent of the obligations of Globalstar and the obligations of any other guarantor (including any other Guarantor) of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Globalstar or any of such other guarantors and whether or not Globalstar is joined in any such action or actions; (ii) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid; and without limiting the generality of the foregoing, if the Secured Party is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability in respect of the Guaranteed Obligations; and

15 (iii) the Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (a) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (c) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of the Guaranteed Obligations; (d) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (e) upon the occurrence and during the continuance of a Trigger Event, enforce and apply any security now or hereafter held by or for the benefit of the Secured Party in respect of the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Secured Party may have against any such security, in each case as the Secured Party in its discretion may determine consistent herewith and any applicable security agreement and applicable law, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (but subject to Article V), and even though such action operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Globalstar or any other guarantor or any security for the Guaranteed Obligations; and (f) exercise any other rights or remedies available to it under the Transaction Documents. Section 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of Globalstar, any Guarantor or otherwise. Section 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of Globalstar or any Guarantor to pay any Guaranteed Obligation when and as the same shall become due and payable, whether during the Recoupment Period, at stated maturity or when otherwise due under the applicable Transaction Documents, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Secured Party in immediately available funds the amount of such unpaid Guaranteed Obligation plus any accrued and unpaid interest on such Guaranteed Obligation (including interest which, but for Globalstar’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligation whether or not a claim is allowed against Globalstar for such interest in the related bankruptcy case). Upon payment by any Guarantor of any sums to the Secured Party as provided above, all rights of such Guarantor against Globalstar or any other

16 Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI. If any payment shall be required to be made to the Secured Party under this Agreement or any other Transaction Document, each Guarantor hereby unconditionally and irrevocably agrees it will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Party under or in connection with the Transaction Documents. Section 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Globalstar’s each other Guarantor’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that the Secured Party will not have any duty to advise such Guarantor of information known to it regarding such circumstances or risks. ARTICLE III PLEDGE Section 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns, assigns by way of security, charges by way of a first fixed charge, mortgages by way of a first equitable mortgage, pledges and grants (as the case may be) to the Secured Party, a continuing security interest in and lien on, all of such Grantor’s right, title and interest in, to and under (a)(i) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II as of the date hereof), (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates (if any) representing all such Equity Interests (all the foregoing collectively referred to herein as the “Pledged Stock”), (b)(i) the debt securities owned by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II as of the date hereof), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “Pledged Debt Securities”), (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (d) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above, and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”); subject, however, to the terms, covenants and conditions hereinafter set forth. Section 3.02. Perfection of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Secured Party (i) promptly (and in any event within ten (10) Business Days (or such later date as permitted by the Secured Party)) any and all “security certificates” (as defined in Article 8 of the New York UCC) representing or evidencing Pledged Stock of a Person that is a corporation or exempted company, or if such Person is a limited liability company or limited partnership, solely to the extent its Equity Interests constitute “securities” governed by Article 8 of the New York UCC (such

17 Pledged Stock so represented by security certificates, the “Certificated Pledged Stock”), owned by such Grantor on the date it becomes a party to this Agreement as a Grantor hereunder and (ii) within ten (10) Business Days (or such later date as permitted by the Secured Party), after such Grantor’s acquisition thereof, any and all Certificated Pledged Stock acquired by such Grantor after the date such Grantor becomes a party to this Agreement as a Grantor hereunder. (b) Each Grantor agrees to deliver or cause to be delivered to the Secured Party (i) promptly (and in any event within ten (10) Business Days (or such later date as permitted by the Secured Party)) any and all Pledged Debt Securities with a principal amount of at least $150,000 (“Specified Pledged Debt Securities”) held by such Grantor on the date such Grantor becomes a party to this Agreement as a Grantor hereunder, and (ii) within ten (10) Business Days (or such later date as permitted by the Secured Party), after the receipt thereof by such Grantor, any and all Specified Pledged Debt Securities acquired by such Grantor after the date it becomes a party to this Agreement as a Grantor hereunder. (c) Upon delivery to the Secured Party, (i) any Certificated Pledged Stock shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Secured Party and duly executed in blank and by such other instruments and documents as the Secured Party may reasonably request and (ii) subject to Sections 3.02(a) and (b), all other property comprising part of the Pledged Collateral which is required to be delivered to the Secured Party shall be accompanied by any necessary instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Secured Party may reasonably request. To the extent necessary to maintain the accuracy of Schedule II, each delivery of Certificated Pledged Stock shall be accompanied by an update to Schedule II; provided that failure to update such schedule hereto shall not affect the validity of the pledge of such Certificated Pledged Stock or constitute a breach of this Agreement. (d) Each Grantor hereby agrees that if any of the Pledged Stock is at any time not evidenced by securities certificates (“Uncertificated Pledged Stock”), then each applicable Grantor shall, to the extent permitted by applicable law, upon the reasonable request of the Secured Party, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute customary pledge forms or other documents necessary to perfect the Secured Party’s Lien in such Uncertificated Pledged Stock and give the Secured Party the right to transfer such Uncertificated Pledged Stock under the terms hereof, or alternatively, the applicable Grantor may issue “security certificates” (as defined in Article 8 of the New York UCC) for such Pledged Stock. To the extent necessary to maintain the accuracy of Schedule II, Schedule II shall be updated upon each such action with respect to Uncertificated Pledged Stock; provided that failure to update such schedule hereto shall not affect the validity of the pledge of such Uncertificated Pledged Stock or constitute a breach of this Agreement. Section 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Secured Party, that: (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;

18 (b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable (in each case, to the extent such concept is applicable in the relevant jurisdiction with respect to the Equity Interests of such Person after giving effect to the terms of the organizational documents of such Person, and other than any assessment of the equity holders imposed as a matter of law) and (ii) in the case of Pledged Debt Securities issued by any Grantor or any Subsidiary of Globalstar, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable debtor relief laws, general principles of equity and principles of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law; (c) except for the security interests granted hereunder and under any other Collateral Document, each Grantor (i) is and, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Permitted Liens that are junior in priority to the security interests granted hereunder, and (iii) will make no further assignment, pledge or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral; (d) except for restrictions and limitations imposed by applicable securities laws generally and other applicable law, and certain rights and transfer restrictions and limitations in favor of the Secured Party pursuant to the Key Terms Agreement and the Prepayment Agreements (i) the Pledged Collateral is and will continue to be freely transferable and assignable and (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that prohibits, impairs, delays or otherwise affects in any manner adverse to the Secured Party in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Secured Party of rights and remedies hereunder; (e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than any Permitted Liens that are junior in priority to the security interests granted hereunder), however arising, of all Persons whomsoever; (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person is necessary with respect to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect or such that the failure to so obtain could not reasonably be expected to adversely affect the Secured Party in any material respect); provided that the Secured Party’s enforcement of it remedies under this Agreement as to the Pledged Collateral is subject to compliance, to the extent applicable to such enforcement of remedies, with applicable FCC law and related applicable law and regulations; (g) subject to applicable debtor relief laws, general principles of equity and principles of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law, by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Collateral that is required to be delivered to the Secured Party in accordance with this Agreement is delivered to the Secured Party in accordance with this Agreement, together with

19 such undated powers (or other relevant document of transfer reasonably acceptable to the Secured Party) endorsed in blank as shall be requested by the Secured Party, the Secured Party will obtain a legal, valid and perfected first priority lien and security interest in such Pledged Collateral to the extent a security interest in such Pledged Collateral may be perfected by possession by the Secured Party under the New York UCC as security for the payment and performance of the Secured Obligations; and (h) the pledge effected hereby is effective to vest in the Secured Party, the rights of the Secured Party in the Pledged Collateral as set forth herein and all action by any Grantor necessary to protect and perfect the Lien on the Pledged Collateral has been or will be duly taken to the extent required by the terms hereof. Section 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. All of the interests owned by any Grantor in any limited liability company or limited partnership that is a Domestic Subsidiary and/or pledged hereunder shall either (i) be represented by a certificate or shall be a “security” within the meaning of Article 8 of the New York UCC, and be delivered to the Secured Party in accordance with the requirements of (and to the extent required by) this Agreement, or (ii) not be represented by a certificate and, in the case of a Domestic Subsidiary, not have elected to be treated as a “security” within the meaning of Article 8 of the UCC. Section 3.05. Registration in Nominee Name; Denominations. The Secured Party, shall have the right (in its sole and absolute discretion) to (a) hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Secured Party or its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and, if a Trigger Event shall have occurred and is continuing, each Grantor will promptly (and in any event within five (5) Business Days of Grantor’s receipt thereof (or such later date as permitted by Secured Party in its sole discretion)) give to the Secured Party copies of any material notices or other material communications received by it with respect to Pledged Securities in its capacity as the registered owner thereof, and (b) if a Trigger Event shall have occurred and is continuing, exchange the certificates representing Certificated Pledged Stock for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Section 3.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until a Trigger Event shall have occurred and is continuing: (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Transaction Documents; (ii) The Secured Party shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

20 (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by the Transaction Documents, any other contract binding upon such Grantor and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities of the type required to be delivered to the Secured Party in accordance with paragraphs (a) and (b) of Section 3.02, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall, subject to the terms and conditions of this Agreement, be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held separate and apart by such Grantor from any of its other funds or property, shall be held in trust for the benefit of (or, if not permitted under the applicable laws, for and on behalf of) the Secured Party and shall be promptly (and in any event within ten (10) Business Days (or such later date as permitted by Secured Party)) delivered to the Secured Party in the same form as so received (with any necessary endorsement or instrument of assignment), in each case, to the extent required pursuant to Section 3.02(a) or Section 3.02(b), as applicable. (iv) The Secured Party shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to receive the dividends, interest, principal and other distributions which it is entitled to exercise pursuant to paragraph (iii) above. (b) Upon the occurrence and during the continuance of a Trigger Event all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 3.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. After such a Trigger Event is no longer continuing, each Grantor shall have the right to receive the dividends, interest, principal or other distributions which it would be authorized to receive and retain pursuant to Section 3.06(a)(iii). All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06(b) shall be held separate and apart by such Grantor from any of its other funds or property, shall be held in trust for the benefit of (or, if not permitted under the applicable laws, for and on behalf of) the Secured Party and shall be promptly (and in any event within ten (10) Business Days (or such later date as permitted by Secured Party acting in its sole discretion)) delivered to the Secured Party in the same form as so received (with any necessary endorsement or instrument of assignment reasonably requested by the Secured Party). Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this paragraph (b) shall be retained by the Secured Party in an account to be established by the Secured Party upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Trigger Events have been cured or waived, the Secured Party shall, promptly repay to each applicable Grantor (without

21 interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 3.06(a)(iii) and that remain in such account. (c) Upon the occurrence and during the continuance of a Trigger Event, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 3.06(a)(i), and the obligations of the Secured Party under Section 3.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, until no Trigger Event is continuing; provided that the Secured Party shall have the right, in its sole discretion, from time to time following the occurrence and during the continuance of a Trigger Event, to permit such Grantor to exercise such rights under Section 3.06(a)(i). After such Trigger Event is no longer continuing, each Grantor shall have the exclusive right to exercise the voting and consensual rights and powers that it would otherwise be entitled to pursuant to Section 3.06(a)(i). (d) For the avoidance of doubt, all interests, rights and remedies granted to the Secured Party under this Agreement with respect to Pledged Collateral constituting Equity Interests in a Person that is a holder of a Communications License shall be subject to all applicable FCC laws and regulations and applicable laws and regulations of any equivalent regulatory authority in another country, to the extent applicable. ARTICLE IV SECURITY INTERESTS; COVENANTS Section 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns, assigns by way of security, charges by way of a first fixed charge, mortgages by way of a first equitable mortgage, pledges and grants (as the case may be) to the Secured Party, a continuing security interest (the “Security Interest”), in and lien on all of such Grantor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title and interest (collectively, the “Article 9 Collateral”): (i) all Accounts; (ii) all Chattel Paper (including all Tangible Chattel Paper and all Electronic Chattel Paper); (iii) all cash and Deposit Accounts; (iv) all Documents; (v) all Equipment; (vi) all Fixtures; (vii) all General Intangibles;

22 (viii) all Goods; (ix) all Instruments; (x) all Inventory; (xi) all Investment Property (including all Securities Accounts); (xii) all Intellectual Property; (xiii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing); (xiv) all Commercial Tort Claims as set forth in Schedule IV; (xv) all Motor Vehicles; (xvi) all Permits; (xvii) all books and records pertaining to the Article 9 Collateral; (xviii) all Supporting Obligations; and (xix) to the extent not otherwise included, all other personal property of each Grantor, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided that, notwithstanding the foregoing, (1) “Article 9 Collateral” shall not include Excluded Assets and (2) except to the extent otherwise expressly requested in writing by the Secured Party, no Grantor shall be required to take any perfection actions (nor shall the Secured Party be authorized to take such perfection actions) to perfect the Security Interest with respect to (i) Motor Vehicles (other than the filing of a UCC financing statement), (ii) letter of credit rights, except to the extent constituting a Supporting Obligation (as defined under the UCC) for other Collateral as to which perfection is accomplished by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement) and (iii) Commercial Tort Claims with a value of less than $150,000, individually. (b) Each Grantor hereby irrevocably (until this Agreement is terminated in accordance with Section 7.16) authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction as determined by the Secured Party in its good faith discretion any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in the same manner as described herein or contain a description of collateral that describes such property in any other manner as the Secured Party may reasonably determine is necessary, advisable or prudent to ensure the perfection or priority of the security interest in the Article 9 Collateral granted to the Secured Party in connection herewith including, describing such property as “all assets whether now owned or hereafter acquired” or “all personal property whether now owned or hereafter acquired” or

23 words of similar effect and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates; provided that the Secured Party agrees to provide, upon request of any Grantor, written evidence to any Person that a security interest in favor of the Secured Party does not extend to any Excluded Assets. Each Grantor agrees to provide such information to the Secured Party promptly (and in any event within ten (10) Business Days, or such later date as the Secured Party may agree in its sole discretion) upon reasonable written request. (c) The Secured Party is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office in the United States or any similar office in any other relevant jurisdiction (subject to any applicable limitations described in Section 4.01(a))) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Collateral consisting of Patents, Trademarks or Copyrights granted by each Grantor, and naming any Grantor or the Grantors as debtors and the Secured Party as secured party, including the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement. The Security Interest and the security interest granted pursuant to ARTICLE III are granted as security only and shall not subject the Secured Party or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Section 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Secured Party, that: (a) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for any Permitted Liens. No Grantor holds any Commercial Tort Claims in an amount reasonably estimated to equal or exceed an individual value of $150,000, except as indicated on Schedule IV as the same may be supplemented from time to time by the Grantors in accordance with the terms hereof. (b) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder (except for defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize

24 such properties for their intended purposes), and no consent or approval of any other Person is required for the grant of the Security Interest by such Grantor of the Article 9 Collateral pledged by it pursuant to this Security Agreement, except for (i) such consents which have been obtained prior to the date hereof, and (ii) in the case of any Collateral located in or governed by law in a jurisdiction outside the United States, such actions as may be required by applicable foreign laws affecting the grant of the security interest in such Collateral. (c) The Perfection Certificate has been duly executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete in all material respects as of the date thereof (or as of such earlier date to the extent such information relates to an earlier date). (d) Other than Equipment consisting of Satellites that are located in orbit, all Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Grantor is located at one of the locations shown on Schedule VI hereto for such Grantor. Section 4.03. Covenants. (a) Each Grantor shall, subject to the terms of the Transaction Documents, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral (other than Intellectual Property, which is governed by Section 4.06) against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Secured Party in the Article 9 Collateral and the priority thereof, against any Lien other than Permitted Liens. (b) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all other actions as the Secured Party may from time to time reasonably request to better assure, obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any reasonable and documented or invoiced out-of-pocket fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. All sums disbursed by the Secured Party in connection with this paragraph, including reasonable and documented out-of- pocket attorney’s fees, court costs, expenses and other charges relating thereto, shall constitute Secured Obligations secured hereby. (c) At its option, during the continuance of a Trigger Event, the Secured Party may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted hereunder, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as and to the extent required by this Agreement or any other Transaction Document, and each Grantor jointly and severally agrees to reimburse the Secured Party within ten (10) Business Days of written demand for any reasonable and documented payment made or any reasonable and documented out-of-pocket expense incurred by the Secured Party pursuant to

25 the foregoing authorization and in accordance with Section 7.07; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as and to the extent set forth herein or in the other Transaction Documents. All sums disbursed by the Secured Party in connection with this paragraph, including reasonable and documented out-of-pocket attorney’s fees, court costs, expenses and other charges relating thereto, shall constitute additional Secured Obligations secured hereby. (d) Each Grantor irrevocably makes, constitutes and appoints the Secured Party (and all officers, employees or agents designated by the Secured Party) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and only during the continuance of a Trigger Event, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereunder or to pay any premium in whole or part relating thereto that results in a breach of this Agreement, the Secured Party may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Trigger Event, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other reasonable actions with respect thereto as the Secured Party deems advisable. All sums disbursed by the Secured Party in connection with this paragraph, including reasonable and documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating shall be payable by the Grantors to the Secured Party within ten (10) Business Days of written demand therefor, and shall be additional Secured Obligations secured hereby. (e) Subject to and solely to the extent not covered by Section 4.04(b), each Grantor shall maintain, in form and manner reasonably satisfactory to the Secured Party, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto. (f) Without limiting any provisions contained herein or in any other Transaction Document, at its option, upon the occurrence and during the continuance of a Trigger Event, the Secured Party may make advance funds to pay for any obligation of any Grantor or to make any payments necessary to maintain or preserve value (including going concern value) of the Collateral; provided, however, that nothing in this paragraph shall be interpreted as imposing any obligation on the Secured Party to (i) make any such advance of funds, or any similar advance or disbursement, or otherwise to establish any course of dealing between the Secured Party and the Grantors of any kind or nature or (ii) cure or perform any obligations or other promises of any Grantor. The making of any such advance shall not be construed as a waiver of any Trigger Event nor shall the making of any such advance be construed as a satisfaction, reinstatement, modification, amendment or extension by the Secured Party of any Secured Obligation or any Transaction Document, or as a waiver, relinquishment or forbearance by the Secured Party of any of its rights and remedies under the Transaction Documents. All advances disbursed by the Secured Party in connection with this paragraph, including reasonable and documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within

26 ten (10) Business Days’ written demand, by the Grantors to the Secured Party and shall be additional Secured Obligations secured hereby. (g) Each Grantor shall maintain the lien and Security Interest in the Article 9 Collateral granted by such Grantor to the Secured Party hereby as a valid and perfected first priority lien and Security Interest (subject solely to involuntary Permitted Liens that have priority over the lien and Security Interest created hereby by operation of law and any purchase money security interests that are Permitted Liens). No Grantor shall create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any Person, including Globalstar or any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except for Permitted Liens. (h) No Grantor shall sell or otherwise dispose of, assign or otherwise transfer, in whole or in part, any Communications License without the prior written consent of the Secured Party except as required by applicable law. Section 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral: (a) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any “securities certificates” (as defined in Article 8 of the New York UCC), such Grantor shall promptly (and in any event within ten (10) Business Days (or such later date as permitted by the Secured Party in its sole discretion)) of issuance or after the acquisition thereof endorse, assign and deliver the same to the Secured Party, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. Subject to Article III, if any securities now or hereafter acquired by any Grantor are “uncertificated securities” (as defined in Article 8 of the New York UCC) and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly (and in any event within ten (10) Business Days (or such later date as permitted by the Secured Party in its sole discretion)) of issuance or after the acquisition thereof, notify the Secured Party thereof and, at the Secured Party’s written request, do one of the following: (w) pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of any Grantor or such nominee (x) cause a security entitlement with respect to such uncertificated securities to be held in a securities account with respect to which the Secured Party has Control pursuant to a Control Agreement, (y) arrange for the Secured Party to become the registered owner of the uncertificated securities or (z) issue “securities certificates” (as defined in Article 8 of the New York UCC) for such Equity Interests. Subject to Article III, if any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly (and in any event within ten (10) Business Days (or such later date as permitted by the Secured Party in its sole discretion)) after the acquisition thereof, notify the Secured Party thereof and, at the Secured Party’s written request cause (within ten (10) Business Days (or such later date as permitted by the Secured Party in its sole discretion)) such Securities Intermediary or Commodity Intermediary to

27 execute and deliver a Control Agreement. Schedule VII hereto accurately sets forth, as of the date of this Agreement, for each Grantor, each Securities Account and each Commodity Account maintained by or on behalf of such Grantor (including a description thereof and the respective account number) and the name, address and jurisdiction of the respective Securities Intermediary or Commodity Intermediary, as applicable, with which such Securities Account or Commodity Account, as applicable, is maintained. If any Grantor shall establish or maintain a Securities Account or Commodity Account that is not set forth on Schedule VII, such Grantor shall, promptly (and in any event within ten (10) Business Days from the date of such establishment or maintenance (or such later date as permitted by the Secured Party in its sole discretion)), notify the Secured Party thereof in a writing signed by such Grantor including a supplemental Schedule VII to include any such Securities Account or Commodity Account, as applicable. The Secured Party agrees with each Grantor that the Secured Party shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary unless and until a Trigger Event shall have occurred and be continuing. The Secured Party agrees with each Grantor that the Secured Party shall not give any instructions or directions to any Securities Intermediary, and shall not withhold its consent to the exercise of any withdrawal rights by such Grantor, unless a Trigger Event has occurred and is continuing. The Secured Party agrees with each Grantor that the Secured Party shall not give any entitlement orders to any issuer of “uncertificated securities” (as defined in Article 8 of the New York UCC) unless a Trigger Event has occurred and is continuing. (b) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, individually or in aggregate with a value in excess of $150,000, then such Grantor shall promptly (and in any event within ten (10) Business Days from the date of such acquisition (or such later date as permitted by the Secured Party in its sole discretion)), notify the Secured Party thereof and, at the written request of the Secured Party, shall take such action as the Secured Party may request to vest in the Secured Party control under New York UCC Section 9- 105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with such Grantor that the Secured Party will arrange, pursuant to procedures reasonably satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under New York UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless a Trigger Event has occurred and is continuing or would immediately occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record. (c) Deposit Accounts. No Grantor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the New York UCC) whose jurisdiction (determined in accordance with Section 9-304 of the New York

28 UCC) is within a State of the United States. Schedule VII hereto accurately sets forth, as of the date of this Agreement, for each Grantor, each Deposit Account maintained by such Grantor (including a description thereof and the respective account number) and the name, address and jurisdiction of the respective financial institution with which such Deposit Account is maintained. If any Grantor shall establish or maintain a Deposit Account that is not set forth on Schedule VII, such Grantor shall, promptly (and in any event within ten (10) Business Days from the date of such establishment or maintenance (or such later date as permitted by the Secured Party in its sole discretion)), notify the Secured Party thereof in a writing signed by such Grantor including a supplemental Schedule VII to include any such Deposit Account. For each Deposit Account, the respective Grantor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Security Party, within forty-five (45) calendar days after the date of this Agreement or, if later, within thirty (30) days after the time of the establishment of the respective Deposit Account, a Control Agreement. (d) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim seeking damages in an amount reasonably estimated to exceed $150,000, individually, the Grantor shall, promptly (and in any event within ten (10) Business Days from the date of such acquisition (or such later date as permitted by the Secured Party in its sole discretion)), notify the Secured Party thereof in a writing signed by such Grantor including a summary description of such claim and supplemental Schedule IV to include any such Commercial Tort Claim. Section 4.05. Perfection or Other Action Cost vs. Benefit Determination. Notwithstanding anything to the contrary herein or in any other Collateral Document, although such property and assets shall still be considered Collateral, the Grantors shall not be required to perfect the security interest granted to the Secured Party under this Agreement or any other Collateral Document or to take any other action with respect to any property, asset or right to use any property or any asset to the extent the burden or cost of perfecting a Lien in favor of the Secured Party or taking any other action is excessive in relation to the benefit of the security afforded thereby, as determined by the Secured Party in its sole discretion. Section 4.06. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will take commercially reasonable steps, to not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent material to any Grantor’s business may become invalidated, unenforceable or dedicated to the public, in whole or in part, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its rights under applicable laws. (b) Each Grantor (either itself or through its licensees or its sublicensees) will, subject to such Grantor’s reasonable business judgment, for each Trademark (i) maintain such Trademark as valid and in full force and effect free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of United States federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable laws and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

29 (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright material to any Grantor’s business, (i) maintain such Copyright as valid and in full force and effect free from any claim that such Copyright has been lost or dedicated to the public, and (ii) continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable laws. (d) Each Grantor shall notify the Secured Party promptly if it knows or has reason to believe that any Patent, Trademark or Copyright material to the conduct of its business may become invalidated, unenforceable, abandoned, lost or dedicated to the public, in whole or in any part, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office in a foreign jurisdiction) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same, in each case, subject to Section 4.06(i). (e) If any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, Trademark or Copyright necessary for or material to the conduct of such Grantor’s businesses (or for the registration of any Patent, Trademark or Copyright necessary for or material to the conduct of such Grantor’s businesses) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, such Grantor shall promptly (and in any event within ten (10) Business Days from the date of such filing (or such later date as permitted by the Secured Party in its sole discretion)) notify the Secured Party, and, upon request of the Secured Party, shall execute and deliver any and all agreements, instruments, documents and papers described in Section 4.01(c) as the Secured Party may request to evidence the Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable. (f) Subject to Section 4.06(i), each Grantor will take all necessary steps, in such Grantor’s reasonable business judgment, that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other foreign jurisdiction or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. (g) In the event that any Grantor knows that any Article 9 Collateral consisting of a Patent, Trademark or Copyright necessary for or material to the conduct of such Grantor’s businesses has been infringed or misappropriated or otherwise violated by a third person, such Grantor shall, if consistent with good business judgment in such Grantor’s sole and reasonable

30 discretion, sue for infringement, misappropriation or dilution and to recover damages for such infringement, misappropriation or dilution. (h) Upon the occurrence and during the continuance of a Trigger Event, upon request of the Secured Party, each Grantor shall use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License, and each other material License, to effect the assignment of all such Grantor’s right, title and interest thereunder to the Secured Party, or its designee. (i) Notwithstanding the foregoing, so long as no Trigger Event has occurred and is continuing, nothing in this Section 4.06 shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue or enforce or otherwise allowing to lapse, expire, terminate, be invalidated or put into the public domain any Intellectual Property or License that is no longer used, or useful in the business of any of the Grantors, or is no longer economically practicable to maintain, or if such Grantor determines in its reasonable business judgment that such disposal, discontinuance, abandonment, failure to pursue or allowance to lapse, expire, terminate or put into the public domain is desirable in the conduct of the business of the Grantors or is necessary under requirements of applicable law. ARTICLE V REMEDIES Section 5.01. Remedies Upon Trigger Event. Upon the occurrence and during the continuance of a Trigger Event, each Grantor agrees to deliver each item of Transaction Collateral to the Secured Party on written demand, and it is agreed that the Secured Party shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Transaction Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any or all of such Transaction Collateral by the applicable Grantor to the Secured Party, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Transaction Collateral throughout the world on such terms and conditions and in such manner as the Secured Party shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) in connection with exercise of its remedies hereunder; and (b) with or without legal process and with or without prior notice (other than any notice requirements set forth herein) or demand for performance, to take possession of the Transaction Collateral and to the extent permitted by applicable law or the terms of the applicable lease, without liability for trespass to enter any premises leased by any of the Grantors where the Transaction Collateral may be located for a reasonable period for the purpose of taking possession of or removing the Transaction Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Secured Party shall have the right, subject to the mandatory requirements of applicable law and the notice required in the immediately following paragraph, to sell or otherwise dispose of all or any part of the Transaction Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate or as may be permitted by the Mortgage or applicable law with respect to real property. The Secured Party shall be authorized at any such sale (if it

31 deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Transaction Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Transaction Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Secured Party shall give each applicable Grantor no less than ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Secured Party’s intention to make any sale of Collateral. Such written notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Agreement, the Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Party shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Trigger Event shall have been remedied and the Secured Obligations paid in full in immediately available funds or satisfied in accordance with the terms of the applicable Prepayment Agreements and the Supply Agreements, as applicable. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Agreement and to

32 sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. In connection with the exercise of the rights and remedies of the Secured Party, it may be necessary to obtain the prior consent, waiver or approval of one or more Governmental Authorities to any transfer, assignment or other disposition of Collateral or with respect to the operation of any Collateral (including, any Communications Licenses or other licenses issued by any Governmental Authority), including, without limitation, the FCC and any applicable Public Utility Commission (PUC). Each Grantor hereby agrees, upon the occurrence and during the continuance of any Trigger Event, that it will execute, deliver and file, and hereby appoints (to the extent not prohibited by applicable law) the Secured Party as its attorney-in-fact to execute, deliver and file, on each Grantor’s behalf and in the applicable Grantor’s name, all applications, certificates, filings, instruments and other documents (including, without limitation, an application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in the Secured Party’s discretion, to obtain such consents or approvals. Each Grantor further agrees to take such further action as the Secured Party may reasonably request in obtaining such approvals or consents upon and during the continuance of any Trigger Event. Section 5.02. Application of Proceeds. The Secured Party shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Transaction Collateral, including any Transaction Collateral consisting of cash, as follows: FIRST, to the payment of all reasonable and documented out-of-pocket costs and expenses incurred by the Secured Party in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Transaction Document (including any costs, expenses or fees due and owing to the Secured Party pursuant to any expense reimbursement or indemnification amounts due and owing to the Secured Party pursuant to this Agreement or any other Transaction Document) or any of the Secured Obligations, including all reasonable and documented out-of-pocket court costs and the reasonable and documented fees and out-of-pocket expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder, or under any other Transaction Document on behalf of any Grantor and any other reasonable and documented fees, costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Transaction Document; SECOND, to the payment in full of interest due and payable in respect of any Prepayment Balance; THIRD, to the payment in full of the Prepayment Balance; FOURTH, to the payment in full of any other amounts due and payable under the Transaction Documents; and

33 FIFTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. The Secured Party shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Transaction Collateral by the Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Transaction Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof. Section 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Secured Party to exercise rights and remedies under this Agreement at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor grants, to the Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent that such nonexclusive license (a) does not violate the express terms of any agreement between a Grantor and a non-affiliated third party governing such Intellectual Property, or gives such non-affiliated third party any right of acceleration, modification, termination or cancellation therein and (b) is not prohibited by any requirements of applicable law; provided that such license and sublicenses with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Secured Party may be exercised, at the option of the Secured Party, only upon the occurrence and during the continuation of a Trigger Event; provided, however, that any license, sublicense or other transaction entered into by the Secured Party in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of a Trigger Event. Section 5.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Secured Party may, with respect to any sale of the Pledged Collateral during the continuance of a Trigger Event, reasonably limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral

34 for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, during the continuance of a Trigger Event, the Secured Party, in its sole, absolute and commercially reasonable discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Secured Party shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Secured Party, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Secured Party sells. INDEMNITY, SUBROGATION AND SUBORDINATION Section 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation the Guarantors may have under applicable law (but subject to Section 6.03), Globalstar agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, Globalstar shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part a claim of the Secured Party, Globalstar shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold. Section 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder or under any other Collateral Document in respect of any Secured Obligation, or assets of any other Guarantor shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to the Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by Globalstar as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.17, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

35 Section 6.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Section 6.01 and Section 6.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise in each case, arising out of this Agreement, shall be fully subordinated to, shall not be paid prior to and shall not be asserted prior to the payment in full in immediately available funds or other satisfaction in accordance with the terms of the applicable Prepayment Agreements and the Supply Agreements, as applicable, of the Secured Obligations (other than contingent indemnity claims unrelated to the Step-In Rights and unasserted expense reimbursement obligations). No failure on the part of Globalstar or any Guarantor to make the payments required by Section 6.01 and Section 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder or under any other Collateral Document, and each Guarantor shall remain liable for the full amount of its obligations hereunder or under any other Collateral Document. ARTICLE VII MISCELLANEOUS Section 7.01. (a) Notices. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows: (i) if to any Grantor, to such Grantor in the care of Globalstar at: Address: Globalstar, Inc. 1351 Holiday Square Boulevard Covington LA 70433 United States of America Attention: James Monroe III / Tim Taylor Facsimile: +001 985 335-1900 Email: jay@thermoco.com; tim@thermoco.com with a copy (which shall not constitute notice) to:

36 Taft Stettinius & Hollister LLP 425 Walnut Street, Suite 1800 Cincinnati, OH 45202 Attn: James M. Zimmerman Email: zimmerman@taftlaw.com (ii) if to the Secured Party, at the address and electronic mail address specified below: Address: [*] [*] [*] Attention: [*] Email: [*] with a copy (which shall not constitute notice) to: [*] [*] [*] Attention: [*] Email: [*] All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof or three (3) Business Days after dispatch if sent by certified or registered mail, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 7.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided, that notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). (b) Notices and other communications to the Secured Party hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures set forth herein or otherwise approved by the Secured Party. The Secured Party or Globalstar (on behalf of any Grantor) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided, that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided, that any such

37 notice or communication not given during the normal business hours of the recipient shall be deemed to have been given at the opening of business on the next Business Day for the recipient or (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor. (c) Any party hereto may change its address or facsimile number or other notice information hereunder by notice to the other parties hereto. Section 7.02. Security Interest Absolute; California Waivers. (a) All rights of the Secured Party hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Prepayment Agreements or any other Transaction Documents, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Prepayment Agreements, or any other Transaction Documents or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement (other (i) the payment in full in immediately available funds or other satisfaction in accordance with the terms of the applicable Prepayment Agreements and the Supply Agreements, as applicable, of the Secured Obligations (other than contingent indemnity claims unrelated to the Step-In Rights and unasserted expense reimbursement obligations) and (ii) the termination of this Agreement in accordance with Section 7.16). (b) As used in this paragraph, any reference to “the principal” includes each Grantor, and any reference to “the creditor” includes the Secured Party. In accordance with Section 2856 of the California Civil Code, each Grantor waives, to the fullest extent permitted by applicable law, any and all rights and defenses available to such Grantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including without limitation any and all rights or defenses such Grantor may have because the Secured Obligations are secured by real property. This means, among other things: (1) the creditor may collect from such Grantor without first foreclosing on any real or personal property collateral pledged by the principal (if applicable); and (2) if the creditor forecloses on any real property collateral pledged by the principal: (A) the amount of the Secured Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from such Grantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right such Grantor may have to collect from the principal. This is an unconditional and irrevocable waiver, to the fullest extent such waiver is permitted by applicable law, of any right and defenses an Grantor may have because the Secured Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights and defenses

38 based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Each Grantor also waives, to the fullest extent permitted by applicable law, all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Secured Obligation, has destroyed such Grantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Secured Obligations, has destroyed such Grantor’s rights of contribution against such other guarantor. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. As provided in Section 7.09 below, this Agreement shall be governed by, and construed in accordance with, the law of the State of New York. This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Secured Obligations. Section 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, or any other Transaction Documents shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of this Agreement and the other Transaction Documents and the making all or any portion of the Prepayment. Section 7.04. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law. Section 7.05. Binding Effect; Several Agreement. This Agreement shall become effective when it shall have been executed by Globalstar and the Secured Party and when the Secured Party shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon each Guarantor, each Grantor and the Secured Party and their respective permitted successors and permitted assigns, and shall inure to the benefit of each Guarantor, each Grantor, the Secured Party and their respective successors and permitted assigns (including each Person that becomes bound as a Guarantor and/or Grantor hereunder after the date thereof). This Agreement shall be construed as a separate agreement with respect to each Guarantor and each Grantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor or Grantor without the approval of any other Guarantor or Grantor and without affecting the obligations of any other Guarantor or Grantor hereunder. Section 7.06. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. No Guarantor or Grantor may assign its

39 respective rights, interests or obligations under this Agreement to any other Person (except by operation of law) without the prior written consent of the Secured Party. Any purported assignment in violation of this Section shall be null and void ab initio. Section 7.07. (a) Secured Party’s Fees and Expenses; Indemnification. Each Grantor, jointly and severally agrees, to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented outside attorneys’ fees and reasonable and documented out-of-pocket fees, costs and expenses of independent accountants, advisors and consultants, incurred by the Secured Party in the negotiation, preparation and administration of this Agreement and the other Collateral Documents including reasonable and documented out-of- pocket travel costs and costs and expenses or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or relating to efforts to evaluate or assess any Grantor, its business or financial condition or protect, evaluate, assess or dispose of any of the Collateral; and all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented outside attorneys’ fees, fees, costs and expenses of independent accountants, advisors and consultants and costs of settlement, incurred by the Secured Party in enforcing any Secured Obligations of or in collecting any payments due from any Grantor hereunder or under the other Collateral Documents (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Collateral Documents). (b) Each Grantor agrees, jointly and severally, to indemnify the Secured Party and each Related Party thereof (the “Indemnitee”), against, and to hold each Indemnitee harmless from, any and all losses (other than lost profits), claims, damages, liabilities and related expenses, including reasonable and documented out-of-pocket counsel fees for the Indemnitees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Collateral Document or any agreement or instrument contemplated thereby to give effect to or to perfect the Security Interests, (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto or the plaintiff or defendant thereunder (and regardless of whether such matter is initiated by a third party, Globalstar, any other Grantor), or (iii) the enforcement of this Agreement or any other Collateral Document (including the enforcement of this Section); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its affiliates, (B) result from a successful claim brought by Globalstar or any other Grantor against the Secured Party for a material breach of Indemnitee’s obligations hereunder or under any other Collateral Document as determined in a final and non-appealable judgment by a court of competent jurisdiction or (C) arise from disputes arising solely among Indemnitees that do not involve any act or omission by any Grantor or its affiliates. (c) To the extent permitted by applicable law, no party hereto shall assert, and each hereby waives, any claim against each other party hereto and each party’s respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other Collateral Document.

40 (d) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, or any investigation made by or on behalf of the Secured Party. All amounts due under this Section shall be payable within ten (10) Business Days of the Secured Party’s written demand therefor. Section 7.08. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby appoints the Secured Party as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Secured Party may deem reasonably necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of a Trigger Event, which appointment is coupled with an interest and is irrevocable until the Secured Obligations have been paid in full in immediately available funds or satisfied in accordance with the terms of the applicable Prepayment Agreements and the Supply Agreements, as applicable (other than contingent indemnity claims unrelated to the Step- In Rights and unasserted expense reimbursement obligations). Without limiting the generality of the foregoing, subject to any limitations (including any applicable notice periods) set forth in this Agreement, the Secured Party shall have the right, but only upon the occurrence and during the continuance of a Trigger Event, with full power of substitution either in the Secured Party’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts, Chattel Paper, Instruments and General Intangibles to any Account Debtor or any other Person obligated thereon, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Secured Party, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Secured Party shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither the Secured Party nor its Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that such act or failure is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from their own gross negligence or willful misconduct. Section 7.09. Applicable Law. This Agreement (including, without limitation, the validity, construction, effect or performance hereof and any remedies hereunder or related hereto) and all claims, obligations, liabilities, causes of action, or proceedings (in each case, whether at

41 law or in equity, and whether sounding in contract, tort, statute or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, performance, or breach (whether willful, intentional, unintentional or otherwise) of this Agreement, including, without limitation, any representation or warranty made or alleged to be made in, in connection with, or as an inducement to, this Agreement shall be governed by the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York. Section 7.10. Waivers; Amendment. (a) No failure or delay by the Secured Party in exercising any power or right hereunder or under any other Transaction Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder and under the other Transaction Documents are cumulative and are not exclusive of any rights or remedies that the Secured Party would otherwise have. No waiver of any provision of this Agreement or any other Collateral Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by Section 7.10, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Prepayment shall not be construed as a waiver of any Trigger Event that has occurred, regardless of whether the Secured Party may have had notice or knowledge of such Trigger Event at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement not any other Collateral Documents nor any provision hereof or thereof may be waived, amended, restated, amended and restated, supplemented or otherwise modified except (i) pursuant to an agreement or agreements in writing entered into by the Secured Party and the Grantors with respect to which such waiver, amendment or modification or (ii) as expressly contemplated by Section 7.18 hereof. Section 7.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER COLLATERAL DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER COLLATERAL DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.11. Section 7.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Collateral Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions

42 contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 7.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.05. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement. It is understood and agreed that, subject to any applicable law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Collateral Document shall be deemed to include any electronic signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act. Section 7.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 7.15. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents governed by the laws of the State of New York, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Transaction Documents against any Guarantor or Grantor or their respective properties in the courts of any jurisdiction. (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Transaction Documents in any court located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law,

43 the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Transaction Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 7.16. Termination or Release. Upon payment in full in immediately available funds or other satisfaction in accordance with the terms of the applicable Prepayment Agreements and the Supply Agreements, as applicable, of all Secured Obligations (other than contingent indemnity claims unrelated to the Step-In Rights and unasserted expense reimbursement obligations), all Security Interests created by the Collateral Documents shall be automatically terminated and released. In connection with any termination or release pursuant to this Section, the Secured Party shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Section 7.17. Further Assurances. (a) Each Grantor shall execute and deliver any and all further documents, agreements and instruments, and take all further action necessary (including delivering Uniform Commercial Code and other financing statements with respect to the Transaction Collateral to the Secured Party for filing to the extent required under applicable law or any Collateral Documents), or that the Secured Party may reasonably request in writing, in order to effectuate the transactions contemplated by the Collateral Documents and in order to grant and perfect the validity and priority of the Liens created by the Collateral Documents to the extent required hereby or by the Collateral Documents. In addition, from time to time, each Grantor will, at its sole cost and expense, promptly secure the Secured Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties and the assets and property of its Subsidiaries as the Secured Party shall designate in writing to constitute “Transaction Collateral” (it being understood that it is the intent of the parties that the Secured Obligations shall be secured by all the assets of Globalstar and its Subsidiaries (including assets acquired subsequent to the date hereof, but excluding Excluded Assets). Such Liens in the Transaction Collateral will be created under the Collateral Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Secured Party and Globalstar, and Globalstar shall deliver or cause to be delivered to the Secured Party all such instruments and documents as the Secured Party shall reasonably request to effectuate the foregoing requirements in this Section 7.17. In furtherance of the foregoing, Globalstar will give prompt notice to the Secured Party of the acquisition by it or any of the Subsidiaries of any owned real property with a fair market value in excess of $250,000. At any time and from time to time, upon the request of the Secured Party, each Grantor shall execute and deliver or cause to be delivered to the Secured Party any and all Mortgages, opinions of counsel, and all other documents that the Secured Party may reasonably request, in form and substance reasonably satisfactory to the Secured Party and Globalstar, to create and perfect first priority Liens in favor of Agent in any owned real property of any Grantor with a fair market value in excess of $250,000. For the avoidance of doubt, except to the extent expressly set forth herein or in any other Collateral Document, the Secured Party shall not have any obligation to give,

44 execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate the Lien granted to the Secured Party pursuant to this Agreement or any other Collateral Document or (ii) enable the Secured Party to exercise and enforce its rights under this Agreement or any other Collateral Document with respect to such Liens. In addition, the Secured Party shall not have any responsibility or liability (i) in connection with the acts or omissions of any Grantor in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any Lien created in the Collateral or the perfection and priority of such Lien. (b) Except as maybe otherwise agreed in writing by the Secured Party in its sole discretion, within forty-five (45) days (or such later date as may be determined by the Secured Party in its sole discretion) of (w) written request of the Secured Party with respect to any Subsidiary that is not already a party hereto, (x) the consummation of any acquisition of any Person by any of the Grantors that is a Subsidiary of such Grantor, (y) the formation by any of the Grantors of any Person that is a Subsidiary of such Grantor or (z) a Subsidiary of a Grantor (that is not already a party hereto), guaranteeing any payment under any Indebtedness, Globalstar shall cause such Subsidiary to become a Grantor and Guarantor of the Secured Obligations. In addition, (i) such Subsidiary shall execute and deliver a Supplement and other security agreements, Mortgages and other instruments and documents in form and substance reasonably satisfactory to the Secured Party and Globalstar, as the Secured Party may reasonably request to grant a Lien in respect of substantially all of its real and personal property (other than Excluded Assets) in favor of the Secured Party, and (ii) the Grantor directly owning Equity Interests in such Subsidiary shall pledge all such Equity Interests in such Subsidiary to the Secured Party to secure the payment and performance of the Secured Obligations. Section 7.18. Additional Subsidiaries. Any Subsidiary that is required to become a party hereto pursuant to Section 7.17, shall enter into this Agreement, as a Guarantor and as a Grantor by execution and delivery of a supplement in the form of Exhibit A hereto (a “Supplement”). Upon execution and delivery by the Secured Party and such Subsidiary of a Supplement, such Subsidiary shall become a Guarantor and a Grantor, hereunder with the same force and effect as if originally named herein as a Guarantor and a Grantor. The execution and delivery of any such instrument shall not require the consent of any other Grantor or Guarantor hereunder. The rights and obligations of each Grantor and each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor or Guarantor as a party to this Agreement. Section 7.19. General Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that: (a) it is a validly existing entity in good standing or equivalent status (where such status exists) under its jurisdiction of organization; it has the power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action and do not contravene any provision of the Grantor’s charter, operating agreement or similar organizational documents or any applicable law or material contract binding on Grantor or its assets;

45 (b) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental entity necessary for the due execution, delivery and performance of this Agreement by Grantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental entity or regulatory body is required in connection with the execution, delivery or performance of this Agreement; (c) assuming the due execution and delivery of this Agreement by the Secured Party, this Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable against such Grantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (d) the Grantors, on a consolidated basis, have the financial capacity to pay and perform the Secured Obligations and on a consolidated basis have, and will have, adequate capital with which to conduct the business they are presently conducting and reasonably anticipate conducting. Section 7.20. Insurance. (a) Each Grantor shall keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies that are of the same or similar size and in the same or similar businesses operating in the same or similar locations; and maintain such other insurance as may be required by law. Upon written request by the Secured Party, each Grantor shall deliver original or certified copies of all such policies to the Secured Party. (b) Notwithstanding the generality of the foregoing, each Grantor shall, obtain, maintain and keep in full force and effect at or before launch with respect to each Satellite procured by such Grantor at or before launch, and for which Launch Insurance or commitments with respect thereto are not in place as of the date hereof, Launch Insurance with respect to each such Satellite covering the launch of such Satellite and a period of time thereafter and with such industry standard terms (including exclusions, limitations on coverage, co-insurance and deductibles) as are generally available on commercially reasonable terms. (c) Without limiting the obligations of the Grantors hereunder, in the event the Grantors shall fail to maintain in full force and effect insurance as required by this Section 7.20, then the Secured Party, may, but shall have no obligation to, upon notice to Globalstar of an intention to do so, procure insurance in such amounts and against such risks of the Grantors as are required hereby, and the Grantors (or Globalstar on behalf of the Grantors) shall reimburse the Secured Party in respect of any premiums or other fees or expenses paid by the Secured Party in respect thereof. (d) Notwithstanding anything herein, the Secured Party shall have no obligation to monitor whether the Grantors are maintaining the insurance required under this Agreement and

46 the Secured Party makes no representations or warranties and will not provide any advice as to whether any insurance is adequate for purposes of the business of the Grantors. (e) In connection with the covenants set forth in this Section 7.20, it is understood and agreed that: (i) neither the Secured Party nor any of its respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 7.20, it being understood that (A) the Grantors shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Secured Party or any of its respective agents or employees (it being understood and agreed that the Grantors shall only be required to use commercially reasonable efforts to seek such waiver of subrogation rights against such parties, but in no event shall such efforts require the making of payments or material concessions in exchange for such consent). If, however, the insurance policies do not provide waiver of subrogation rights against such parties, then the Grantors hereby agree, to the extent permitted by law, to waive, their right of recovery, if any, against the Secured Party and its respective agents and employees; and (ii) the designation of any form, type or amount of insurance coverage under this Section 7.20 shall in no event be deemed a representation, warranty or advice by the Secured Party that such insurance is adequate for the purposes of the business of the Grantors or the protection of their properties. (f) Except to the extent not customary (x) in the applicable jurisdiction of a Grantor or (y) in the applicable insurance provider’s jurisdiction, each Grantor shall: (i) cause all insurance policies covering any Collateral (but, for the avoidance of doubt, excluding any public property damage policy) to be endorsed or otherwise amended to include a customary lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Secured Party, which endorsement shall provide that, from and after the date hereof, if the insurance carrier shall have received written notice from the Secured Party of the occurrence of a Trigger Event, the insurance carrier shall pay all proceeds otherwise payable to the Grantors under such policies directly to the Secured Party; (ii) cause all such policies of liability insurance (other than customary D&O insurance policies) to provide that the Secured Party shall be an additional insured thereunder; (iii) cause each such policy to provide that it shall not be canceled or not renewed (1) by reason of nonpayment of premium upon not less than 10 days’ prior written notice thereof by the insurer to the Secured Party (giving the Secured Party the right to cure defaults in the payment of premiums) or (2) for any other reason upon not less than 30 days’ prior written notice thereof by the insurer to the Secured Party; and

47 (iv) upon the written request of the Secured Party, deliver to the Secured Party, prior to the cancellation or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Secured Party) together with evidence reasonably satisfactory to the Secured Party of payment of the premium therefor. Section 7.21. Access to Properties and Inspections. Each Grantor shall permit the Secured Party and any representatives designated by the Secured Party to visit and inspect the financial records and properties of such Grantor at reasonable times following reasonable prior written notice and to make extracts from and copies of such financial records, and permit any representatives designated by the Secured Party to discuss the affairs, finances and financial condition of such Grantor with the officers thereof and independent accountants therefor; provided that the Secured Party shall give the relevant Grantor an opportunity for its representatives to participate in any such discussions. Section 7.22. Post-Closing Obligations. Each Grantor shall comply with the requirements set forth on Schedule VIII in accordance with the terms thereof. [Remainder of page intentionally left blank]

48 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. GRANTORS: GLOBALSTAR, INC. GSSI, LLC GLOBALSTAR C, LLC GLOBALSTAR USA, LLC GLOBALSTAR LEASING LLC SPOT LLC ATSS CANADA, INC. GLOBALSTAR BRAZIL HOLDINGS, L.P. GCL LICENSEE LLC GUSA LICENSEE LLC GLOBALSTAR LICENSEE LLC GLOBALSTAR MEDIA, L.L.C. GLOBALSTAR BROADBAND SERVICES INC. GLOBALSTAR INTERNATIONAL, LLC GLOBALSTAR HOLDING US, LLC By: Name: Title: GLOBALSTAR SECURITY SERVICES, LLC By: Name: Title:

SECURED PARTY: [*] By: Name: Title: